ORCHID ISLAND CAPITAL ANNOUNCES
ONE-FOR-FIVE REVERSE STOCK SPLIT,
AUGUST 2022 MONTHLY DIVIDEND AND JULY

31, 2022 RMBS PORTFOLIO
CHARACTERISTICS
●
One-for-five reverse stock split of the outstanding shares of Common Stock
●
August 2022 Monthly Dividend of $0.16 Per Share of Common Stock
●
RMBS Portfolio Characteristics as of July 31, 2022
●
Next Dividend Announcement Expected September 12, 2022
Vero

Beach, Fla.,

August 17,

2022

- Orchid

Island

Capital, Inc.

(the “Company”)

(NYSE: ORC)

announced

today that

the
Board of

Directors of

the Company

(the “Board”) approved

a reverse stock

split of the

outstanding shares

of the Company’s
common stock,

par value

$0.01 per

share (the

“Common Stock”),

at a

ratio of

one-for-five (the

“Reverse Stock

Split”). The
Reverse Stock

Split is scheduled

to take

effect at

approximately 5:00

p.m. Eastern

Time on

August 30,

2022 (the

“Effective
Time”). At the Effective Time,

every five issued and outstanding shares of Common Stock will be converted into one share of
Common Stock,

with a

proportionate reduction

in the

Company’s

authorized shares

of Common

Stock and

preferred stock.
The par

value of

each share

of Common

Stock will

remain unchanged.

The shares

are expected

to begin

trading on

a split-
adjusted basis at market open on August 31, 2022.

Trading in the Common Stock will continue on the NYSE under the symbol
“ORC” but the security will be assigned a new CUSIP number.
No fractional shares will be issued in connection with the Reverse Stock

Split. Instead, each stockholder that otherwise would
receive fractional shares will be entitled to receive, in lieu of such fractional shares, cash in an amount determined on the basis of the closing

price of the Common

Stock on the NYSE

on August 30,

2022. The Reverse

Stock Split will apply

to all of the
outstanding

shares

of

Common

Stock

as

of

the

Effective

Time.

Stockholders

of

record

will

be

receiving

information

from
Continental Stock

Transfer

& Trust

Company,

the Company’s

transfer agent,

regarding their

stock ownership

following the
Reverse Stock Split

and cash in

lieu of fractional

share payments, if

applicable. Stockholders who hold

their shares in

brokerage
accounts or in “street name” are not required to take any action in connection with the Reverse Stock Split.
The

Company

also

announced

today

that

the

Board

declared

a

monthly

cash

dividend

for

the

month

of

August

2022

(the
“August Dividend”).

The dividend of $0.16 per share will be paid September

28, 2022 to holders of record of Common Stock
on August 31, 2022

(the “Record Date”), with

an ex-dividend date of

August 30, 2022. Because

the Record Date for

the August
Dividend is after

the Effective Time

of the Reverse

Stock Split, the August

Dividend will reflect

the Reverse Stock

Split and
will be paid on

a split-adjusted basis. The

August Dividend equates to

a dividend of $0.032

per share of Common

Stock on a
pre-split basis. The Company plans on announcing its next Common Stock dividend on September 12, 2022.
The Company

estimates book

value

per share

as of

August 16,

2022 to

be approximately

$3.10

to $3.12

per share

without
giving effect to the Reverse

Stock Split, an increase of approximately

8.0% to 8.7% from the book value

per share at June 30,
2022 of $2.87. The

estimated book value per

share includes a deduction

for the Company’s

July 2022 dividend of

$0.045 per
share of Common Stock that will

be paid on August 29, 2022,

which was declared on July 13,

2022 with a July 29, 2022

record
date.

The estimated book value per share range is unaudited and has not been verified or reviewed by any third party. The Company undertakes no obligation to update or revise its estimated book value per share.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a

certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of August 17, 2022, July 31, 2022 and June 30, 2022, the Company had 176,251,193 shares of common stock outstanding.

RMBS Portfolio Characteristics
Details of the

RMBS portfolio

as of July

31, 2022 are

presented below.

These figures are

preliminary and

subject to change.
The information contained herein is an intra-quarter update created by the Company based upon information that the Company
believes is accurate:

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 (Whole Pool) Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.
Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Reverse Stock Split and the Company’s distributions.

These forward-looking statements are based upon Orchid Island Capital,
Inc.’s

present expectations,

but these statements

are not

guaranteed to

occur.

Investors should

not place

undue reliance upon
forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors”
section of the Company’s Annual Report

on Form 10-K for the fiscal year ended December 31, 2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Jul 2022 May - Jul Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value Portfolio Price Coupon GWAC Age (Months) in Aug) in Aug) (-50 BPS)
(1)
(+50 BPS)
(1)
Pass Through RMBS
15yr 4.0 $ 414 $ 424 0.01% $ 102.54 4.00% 4.54%

51

129

0.8% 0.8% $ 7 $ (7)
15yr TBA 100,000 101,680 2.43% 101.68 4.00% 1,130 (1,350)
15yr Total 100,414 102,104 2.44% 101.68 4.00% 4.54%

51

129

0.8% 0.8% 1,137 (1,357)
30yr 3.0 3,440,860 3,340,590 79.95% 97.09 3.00% 3.46%

16

341

5.7% 7.1% 97,835 (104,728)
30yr 3.5 224,806 226,608 5.42% 100.80 3.50% 4.03%

29

322

12.0% 12.9% 5,778 (6,132)
30yr 4.0 281,892 285,531 6.83% 101.29 4.00% 4.72%

13

346

7.5% 7.3% 5,091 (6,108)
30yr 5.0 55,514 57,213 1.37% 103.06 5.00% 5.92%

1

360

0.1% 11.7% 506 (606)
30yr Total 4,003,072 3,909,942 93.58% 97.67 3.13% 3.62%

16

341

6.1% 7.4% 109,210 (117,574)
Total Pass Through

RMBS
4,103,486 4,012,046 96.02% 97.77 3.15% 3.62%

16

341

6.1% 7.4% 110,347 (118,931)
Structured RMBS
IO 20yr 3.0 325,562 37,672 0.90% 11.57 3.00% 3.69%

73

160

10.4% 11.7% (857) 564
IO 20yr 4.0 11,745 1,408 0.03% 11.99 4.00% 4.57%

127

106

11.9% 12.5% (3) -
IO 30yr 3.0 41,142 6,292 0.15% 15.29 3.00% 3.69%

37

316

17.1% 13.6% (312) 236
IO 30yr 3.5 497,027 93,105 2.23% 18.73 3.50% 4.01%

56

295

9.6% 11.3% (3,383) 2,474
IO 30yr 4.0 145,236 25,682 0.61% 17.68 4.00% 4.56%

75

276

12.8% 16.9% (1,326) 1,177
IO 30yr 4.5 4,144 720 0.02% 17.37 4.50% 4.99%

145

202

9.1% 11.6% (27) 23
IO 30yr 5.0 2,274 400 0.01% 17.57 5.00% 5.36%

145

202

7.4% 14.9% (18) 15
IO Total 1,027,130 165,279 3.96% 16.09 3.41% 3.99%

64

248

10.6% 12.4% (5,926) 4,489
IIO 30yr 4.0 34,425 911 0.02% 2.65 2.38% 4.40%

59

292

4.1% 4.9% 168 (173)
Total Structured

RMBS
1,061,555 166,190 3.98% 15.66 3.37% 4.00%

64

249

10.4% 12.1% (5,758) 4,316
Total Mortgage Assets $ 5,165,041 $ 4,178,236 100.00% 3.19% 3.70%

26

322

7.0% 8.4% $ 104,589 $ (114,615)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(1)
(+50 BPS)
(1)
5-Year Treasury

Future
(2)
$ (1,200,500) Sep-2022 $ (27,570) $ 27,004
10-Year Treasury

Ultra
(3)
(274,500) Sep-2022 (15,450) 14,714
Swaps (1,400,000) Jul-2028 (37,431) 36,138
TBA (175,000) Sep-2022 (5,224) 5,609

Swaptions (777,800) Mar-2023 (10,964) 11,462
Hedge Total $ (3,827,800) $ (96,639) $ 94,927
Rate Shock Grand Total $ 7,950 $ (19,688)
(1)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(2)
Five-year Treasury futures contracts were valued

at prices of $113.73 at July 31, 2022.

The market value of the short position was $1,365.3 million.
(3)
Ten-year Treasury

Ultra futures contracts were valued at prices of $131.25 at July 31, 2022.

The market value of the short position was $360.3 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value Portfolio Asset Category Value Portfolio
As of July 31, 2022 As of July 31, 2022
Fannie Mae $ 2,688,405 65.9% Non-Whole Pool Assets $ 229,726 5.6%
Freddie Mac 1,388,151 34.1% Whole Pool Assets 3,846,830 94.4%
Total Mortgage Assets $ 4,076,556 100.0% Total Mortgage Assets $ 4,076,556 100.0%

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of July 31, 2022 Borrowings Debt Rate in Days Maturity
J.P.

Morgan Securities LLC
$ 357,502 9.4% 1.52% 11 8/25/2022
Mirae Asset Securities (USA) Inc. 344,846 9.1% 1.45% 57 1/30/2023
Mitsubishi UFJ Securities (USA), Inc. 340,537 9.0% 2.31% 24 8/29/2022
ABN AMRO Bank N.V. 317,886 8.4% 2.07% 21 9/14/2022
Merrill Lynch, Pierce, Fenner & Smith 308,322 8.1% 2.11% 16 8/26/2022
Cantor Fitzgerald & Co. 251,906 6.6% 1.99% 21 8/26/2022
ED&F Man Capital Markets Inc. 238,344 6.3% 2.30% 40 9/22/2022
RBC Capital Markets, LLC 222,173 5.9% 2.23% 28 9/2/2022
Santander Bank, N.A. 174,926 4.6% 2.36% 27 8/29/2022
Goldman Sachs & Co. LLC 161,905 4.3% 2.36% 27 8/29/2022
ING Financial Markets LLC 151,238 4.0% 2.38% 53 9/22/2022
Daiwa Capital Markets America, Inc. 148,494 3.9% 2.36% 47 9/16/2022
ASL Capital Markets Inc. 138,479 3.7% 2.21% 17 8/17/2022
Wells Fargo Bank, N.A. 118,656 3.1% 2.14% 21 9/6/2022
Citigroup Global Markets Inc. 117,951 3.1% 2.23% 21 8/24/2022
BMO Capital Markets Corp. 112,680 3.0% 2.41% 30 8/30/2022
Austin Atlantic Asset Management Co. 85,731 2.3% 2.22% 3 8/3/2022
StoneX Financial Inc. 78,109 2.1% 2.23% 20 8/30/2022
South Street Securities, LLC 60,342 1.6% 2.21% 18 8/18/2022
Nomura Securities International, Inc. 35,969 0.9% 2.27% 22 8/22/2022
Lucid Cash Fund USG, LLC 23,690 0.6% 2.00% 11 8/11/2022
Total Borrowings $ 3,789,686 100.0% 2.09% 27 1/30/2023
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400